UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

Synacor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York	14202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 853-1362

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.08.	Shareholder Director Nominations.

On March 27, 2012, the Board of Directors of Synacor, Inc. (the “Company”) approved May 24, 2012 as the date of the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Board of Directors also approved April 12, 2012 as the record date for stockholders entitled to notice of and to vote at the Annual Meeting.

The due date for the provision of any qualified stockholder proposal or qualified stockholder nominations under the rules of the Securities and Exchange Commission and the Bylaws of the Company, including any notice on Schedule 14N, are due to the Company no later than April 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synacor, Inc.

Date: March 30, 2012	By:	/s/ WILLIAM J. STUART
William J. Stuart
Chief Financial Officer